MORGAN STANLEY EMERGING MARKETS FUND, INC.

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 7, 2019

To the Stockholders of Morgan Stanley Emerging Markets Fund, Inc.:

Notice is hereby given of a Special Meeting of Stockholders (the "Meeting") of Morgan Stanley Emerging Markets Fund, Inc. (the "Acquired Fund"), to be held in Conference Room 3B, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 9:30 a.m., New York time, on January 7, 2019, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated October 4, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Emerging Markets Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement attached as Exhibit A thereto. Stockholders of record of the Acquired Fund as of the close of business on November 6, 2018 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Acquired Fund recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE VIA TELEPHONE OR THE INTERNET.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

November 14, 2018

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

EMERGING MARKETS PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to stockholders ("Stockholders") of Morgan Stanley Emerging Markets Fund, Inc. ("MS Emerging Markets Fund, Inc." or the "Acquired Fund") in connection with a Special Meeting of Stockholders (the "Meeting") to be held in Conference Room 3B, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 9:30 a.m., New York time, on January 7, 2019, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated October 4, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Emerging Markets Portfolio ("MSIF Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of common stock of the Acquired Fund ("Common Shares") held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Company is an open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Stockholders of the Acquired Fund should know before voting on the Reorganization. A copy of the prospectus for the Acquiring Fund, dated April 30, 2018, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624), and is incorporated herein by reference (the "Acquiring Fund's Prospectus").

Also incorporated herein by reference is each of the Annual Report and Semi-Annual Report of the Acquired Fund for the fiscal year ended December 31, 2017 and the six-month period ended June 30, 2018, respectively (File No. 811-06403). In addition, also enclosed and incorporated herein by reference is each of the Annual Report and Semi-Annual Report of the Company relating to the Acquiring Fund for the fiscal year ended December 31, 2017 and the six-month period ended June 30, 2018, respectively (File No. 811-05624). A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated November 14, 2018, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission's website at www.sec.gov. The Common Shares of the Acquired Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "MSF" and will be delisted from the NYSE in connection with the Reorganization. Reports, proxy statements and other information concerning the Acquired Fund can be inspected at 11 Wall Street, New York, NY 10005.

Stockholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated November 14, 2018.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fee Tables	2
Annual Fund Operating Expenses	4
Portfolio Turnover	4
Tax Consequences of the Reorganization	4
Comparison of Acquired Fund and Acquiring Fund	4
Principal Risk Factors	9
Voting Information	10
Record Date	10
Quorum	11
Voting Procedures	11
Expenses of Solicitation	12
Vote Required	12
Performance Information	12
The Reorganization	12
The Board's Considerations	12
The Reorganization Agreement	13
Tax Aspects of the Reorganization	15
Description of Shares	16
Capitalization Tables (unaudited)	16
Appraisal Rights	17
Comparison of Investment Objectives, Principal Policies and Restrictions	17
Investment Objectives and Policies	17
MS Emerging Markets Fund, Inc. (Acquired Fund)	17
MSIF Emerging Markets (Acquiring Fund)	18
Investment Restrictions	18
Additional Information About the Acquiring Fund and the Acquired Fund	20
General	20
Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders	20
Financial Information	22
Stockholder Proposals	22
Management	22
Description of Shares and Stockholder Inquiries	22
Trading History and Share Price Data	23
Dividends, Distributions and Taxes	23
Purchases, Exchanges and Redemptions	23
Share Information	24
Financial Statements and Experts	25
Legal Matters	26
Available Information	26
Other Business	26
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Prospectus of the Acquiring Fund, dated April 30, 2018, as amended and supplemented from time to time	B-1
Exhibit C – Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2017	C-1
Exhibit D – Semi-Annual Report for the Acquiring Fund for the six-month period ended June 30, 2018	D-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Stockholders of the Acquired Fund, a diversified closed-end management investment company, in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Acquired Fund, of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about November 20, 2018.

Pursuant to the Reorganization, Stockholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Any subsequent purchases of Class I shares of the Acquiring Fund after the Reorganization by the former Stockholders of the Acquired Fund will not be subject to any sales charges. Further, the minimum initial investment for Class I shares will be waived and the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting investment minimums will be waived indefinitely for former Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund. A redemption fee of 2% will be assessed on any redemption of Class I shares of the Acquiring Fund received by the Acquired Fund Stockholders in connection with the Reorganization where the redemption is effected within 30 days following the consummation of the Reorganization. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Directors of the Company, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Stockholders of the Acquired Fund in connection with the Reorganization.

The information concerning the Acquired Fund contained herein has been supplied by the Acquired Fund. The information concerning the Acquiring Fund contained herein has been supplied by the Company.

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders. The Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund that is managed according to a substantially similar investment objective, strategies and restrictions and by members of the same investment team. The Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund. However, the Investment Team anticipates 45% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund's assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund's portfolio after the Reorganization will be borne by the surviving combined fund (the "Combined Fund"), the cost of which is not reflected in the Reorganization costs disclosed herein.

The Reorganization would benefit Stockholders by offering daily liquidity to the Acquired Fund's Stockholders, eliminating the Acquired Fund's trading discount and reducing expenses of the Acquired Fund's Stockholders. Specifically, the Reorganization is expected to result in lower total operating expenses for Stockholders of the Acquired

Fund and stockholders of the Combined Fund as a result of economies of scale and the potential for broader distribution opportunities. Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser and administrator, anticipates that both Stockholders of the Acquired Fund and stockholders of the Combined Fund will benefit from the Reorganization as it may create a vehicle that can gather assets more easily given the anticipated scale and potentially reduce stockholder expenses of the Combined Fund as distribution opportunities increase over time. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Stockholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund. The Acquired Fund will thereafter be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolved under Maryland law, the state of its incorporation. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Stockholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, Stockholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Board has determined that the interests of the Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing.

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the 1940 Act, has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the stockholder fees and annual Fund operating expenses that stockholders of the Funds bear directly and indirectly from an investment in the Funds. Stockholders' fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2017. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on December 31, 2017, if the Reorganization had been consummated twelve (12) months prior to that date.

In connection with the Reorganization, the Board of Directors of the Company, on behalf of the Acquiring Fund, approved waiving the minimum initial investment on Class I shares effective upon consummation of the Reorganization. Currently, the Class I shares of the Acquiring Fund are subject to a minimum initial investment amount of $5,000,000. The Board of Directors of the Company, on behalf of the Acquiring Fund, also approved waiving indefinitely the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting the initial investment minimum of Class I shares of the Acquiring Fund.

Stockholder Fees
(fees paid directly from your investment)

MS Emerging Markets Fund, Inc. (Acquired Fund)	Common Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None

MSIF Emerging Markets (Acquiring Fund)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%
Pro Forma Combined Fund (MSIF Emerging Markets)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MS Emerging Markets Fund, Inc. (Acquired Fund)	Common Shares
Advisory Fee	1.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.60%
MSIF Emerging Markets (Acquiring Fund)	Class I
Advisory Fee	0.78%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses*	1.07%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.04%
Pro Forma Combined Fund (MSIF Emerging Markets)	Class I
Advisory Fee	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses**	1.05%
Fee Waiver and/or Expense Reimbursement**	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.04%

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

**  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either the Acquired Fund or Acquiring Fund for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except that the respective example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year, if applicable). Although an investor's actual costs may be higher or lower, the table below shows an investor's costs at the end of each period based on these assumptions.

MS Emerging Markets Fund, Inc. (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Common Shares	$163	$505	$871	$1,900
MSIF Emerging Markets (Acquiring Fund)	1 Year	3 Years	5 Years	10 Years
Class I	$106	$337	$587	$1,303
Pro Forma Combined Fund (MSIF Emerging Markets)	1 Year	3 Years	5 Years	10 Years
Class I	$106	$333	$578	$1,282

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 35% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives, Principal Investment Policies and Primary Benchmarks. The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and principal investment policies. Each of the Acquired Fund and Acquiring Fund are diversified funds. A principal difference between the Acquired Fund and the Acquiring Fund relates to their structure as a closed-end fund and an open-end fund, respectively, which affects how each Fund is structured and sold to investors. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. The Acquired Fund's and the Acquiring Fund's investment objectives are each a fundamental policy which may not be changed without the approval of the respective Fund's stockholders. The below table shows the investment objectives, principal investment policies and primary benchmarks of the Acquired Fund and the Acquiring Fund.

MS Emerging Markets Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Investment Objective	Investment Objective
• Seeks long-term capital appreciation through investments primarily in emerging country equity securities.	• Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Principal Investment Policies	Principal Investment Policies
• Under normal conditions, at least 80% of the Acquired Fund's total assets are invested in emerging country equity securities.

• Under normal circumstances, at least 80% of the Acquiring Fund's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without stockholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

• To the extent that the Acquired Fund invests in derivative instruments that the Adviser and the sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company" or the "Sub-Adviser"), believe have economic characteristics similar to emerging markets equity securities, such investments will be counted for purposes of meeting the Acquired Fund's investment objective. To the extent the Acquired Fund makes such investments, the Acquired Fund will be subject to the risks of such derivative instruments.

• The Acquiring Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Acquiring Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Acquiring Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Acquiring Fund will be counted toward the Acquiring Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MS Emerging Markets Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Principal Investment Policies	Principal Investment Policies

• The Adviser and Sub-Adviser analyze and assess the investment outlook for the various emerging countries in which the Acquired Fund is considering an investment. Based on this assessment, the Adviser and/or Sub-Adviser allocate the Acquired Fund's assets among the various emerging countries. In determining the desired allocations, the Adviser and Sub-Adviser evaluate, among other things, an emerging country's prospects for economic and corporate earnings growth, the direction of government policies, capital resources and political stability.

• The Adviser and the Acquiring Fund's Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.
• The Adviser's and Sub-Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Adviser allocate the Acquiring Fund's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.
• The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.
• A diversified fund	• A diversified fund
• A closed-end fund	• An open-end fund
Primary Benchmark	Primary Benchmark
• MSCI Emerging Markets Net Index	• MSCI Emerging Markets Net Index

Difference Between a Closed-End and an Open-End Fund. A closed-end fund, like the Acquired Fund, does not redeem its outstanding shares or generally engage in the continuous sale of new shares, and its shares are typically traded on a securities exchange. Thus, investors who want to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the prevailing market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the NAV per share of the closed-end fund. An open-end fund, like the Acquiring Fund, continuously issues shares that can generally be redeemed or sold back to the fund at the fund's NAV per share. Moreover, open-end funds are not typically traded on a securities exchange and therefore issue new shares at the fund's offering price, which is the NAV per share plus any applicable sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may hold more cash reserves than closed-end funds, which may affect performance. Because shares of a closed-end fund typically trade on an exchange in the secondary market, a closed-end fund may more frequently utilize illiquid positions to advance its investment strategy as the fund is not required, among other reasons, to meet ongoing stockholder redemptions. There is expected to be no additional portfolio turnover of the Acquiring Fund to satisfy the liquidity requirements of an open-end fund, as all holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund.

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Emerging Markets Equity team and, if the Reorganization is approved, the Combined Fund is expected to continue to be managed within MSIM's Emerging Markets Equity team. The current members of the team jointly and primarily responsible for the day-to-day management of both the Acquiring Fund and the Acquired Fund are Eric Carlson, Paul Psaila, Ruchir Sharma, May Yu and Amay Hattangadi.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. From August 2012 to June 2013, she was associated with MSIM Company in an investment management capacity. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

All team members are responsible for the execution of the overall strategy of each Fund.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund is provided in the Company's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the parent of the Adviser, which is the parent of the Distributor (as defined herein). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of average daily net assets) payable by the Funds is set forth below. The Acquiring Fund pays advisory fees on a quarterly basis and the Acquired Fund pays advisory fees on a monthly basis.

MS Emerging Markets Fund, Inc. (Acquired Fund):	1.25% of average weekly net assets
MSIF Emerging Markets (Acquiring Fund):

0.85% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 0.65% of the daily net assets exceeding $2.5 billion

MSIM has entered into a sub-advisory agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 with respect to each of the Acquiring Fund and Acquired Fund. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. MSIM Company provides each Fund with investment advisory services subject to the overall supervision of MSIM and each Fund's respective Board of Directors. MSIM pays MSIM Company on a monthly basis a portion of the net advisory fees MSIM receives from each Fund.

Stockholders of the Acquired Fund are expected to benefit from expense savings as a result of the Reorganization as the Combined Fund is expected to have a lower net total expense ratio as a result of economies of scale and the advisory fee waiver and/or expense reimbursement arrangement currently instituted by MSIM for Class I shares of the Acquiring Fund. Under the current arrangement, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares. To the extent that MSIM decides not to continue its fee waiver and/or expense reimbursement arrangement for Class I shares beyond the one-year period or in the event the Board of Directors of the Company, with respect to the Acquiring Fund, acts to discontinue all or a portion of such waiver and/or reimbursement, the net total expenses of the Combined Fund may be higher than those of the Acquired Fund. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same custodian, administrator and independent registered public accounting firm. For each Fund, the custodian is State Street Bank and Trust Company, the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP. For the Acquired Fund, the transfer agent is Computershare Trust Company, N.A. For the Acquiring

Fund, the transfer agent is DST Asset Manager Solutions, Inc. In addition, for the Acquiring Fund, the distributor is Morgan Stanley Distribution, Inc. (the "Distributor"). With respect to the Acquired Fund, MSIM, in its role as administrator, receives an annual fee, accrued daily and paid monthly, of 0.08% of the Acquired Fund's average weekly net assets. MSIM has agreed to limit the Acquired Fund's administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated by MSIM at any time. With respect to the Acquiring Fund, MSIM, in its role as administrator, receives an annual fee, accrued daily and paid monthly, of 0.08% of the Acquired Fund's average daily net assets.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Acquired Fund Shares

The Acquired Fund is a closed-end investment company that currently has outstanding one class of Common Shares, par value $0.01 per Common Share. The Acquired Fund's Common Shares are not subject to a sales charge or 12b-1 fee. The Acquired Fund's Common Shares trade on the NYSE (symbol: MSF) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission.

Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquiring Fund, (if an account meets the minimum investment amount for such class)) or involuntary redemption. Stockholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The minimum initial investment for Class I shares will be waived for Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization. In addition, the Acquiring Fund's ability to impose an involuntary conversion or redemption will be waived indefinitely for Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization.

Sales Charges. Class I shares of the Acquiring Fund are not subject to either an initial sales charge or a contingent deferred sales charge.

Redemption of Fund Shares. Class I shares of the Acquiring Fund redeemed or exchanged within 30 days of purchase will be subject to a 2% redemption fee, payable to the Acquiring Fund. Following the consummation of the Reorganization, Class I shares received by Acquired Fund Stockholders in connection with the Reorganization will be subject to the redemption fee. The redemption fee is designed to protect the Acquiring Fund and its remaining stockholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I shares, the shares held the longest will be redeemed or exchanged first. For greater details relating to redemption of shares and redemption fees applicable to Class I shares of the Acquiring Fund, see the section entitled "Shareholder Information—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The redemption fee will be assessed on any redemption of Class I shares of the Acquiring Fund received by the Acquired Fund Stockholders in connection with the Reorganization where the redemption is effected within 30 days following the consummation of the Reorganization.

Exchange Privileges. Class I shares of the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund (as defined in the Prospectus for the Acquiring Fund), if available, or for shares of a Morgan Stanley Money Market Fund (as defined in the Prospectus for the Acquiring Fund), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund.

The Acquiring Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B

Dividends. The Acquiring Fund declares dividends separately for each of its classes. The Acquired Fund declares dividends and normally pays dividends, if any, from net investment income annually and distributes net realized capital gains, if any, at least annually. The Acquiring Fund's policy is to declare dividends and distribute substantially all of its net investment income to stockholders annually and distribute net realized capital gains, if any, at least annually. With respect to the Acquiring Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at NAV unless the stockholder instructs otherwise. With respect to the Acquired Fund, dividends and capital gains distributions are automatically reinvested in additional Common Shares of the Acquired Fund pursuant to the Acquired Fund's Dividend Reinvestment Plan unless the Stockholder elects to receive cash.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are the same as those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. There is no assurance that the Acquired Fund or Acquiring Fund will achieve its investment objective and an investor can lose money investing in each Fund.

Equity Securities. Each Fund invests in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign and Emerging Market Securities. Each Fund's investments in foreign markets entail special risks such as currency, political, economic and market risks. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate each Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, each Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which a Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Liquidity. Each Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Details of the Funds—Emerging Markets Portfolio—Risks," and "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

VOTING INFORMATION

Record Date

The Board has fixed the close of business on November 6, 2018 as the record date (the "Record Date") for the determination of Stockholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 13,428,781 Common Shares of the Acquired Fund issued and outstanding.

Quorum

Stockholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. The holders of record of a majority of the Common Shares of the Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies or any officer presiding at, or acting as Secretary of, the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of Common Shares of the Acquired Fund present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Stockholders based on all relevant factors, including the nature of the proposal, the percentage of Stockholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment and will not be counted as votes cast. As a result, abstentions will have no effect on the result of the vote on any such adjournment. Pursuant to the Acquired Fund's Bylaws, the chairman of the Meeting or an officer of the Fund also has the power to adjourn the Meeting from time to time.

Voting Procedures

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Stockholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Emerging Markets Fund, Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Stockholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that

Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Stockholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Acquired Fund may retain Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by CFS is approximately $8,269. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by CFS) and legal and accounting expenses, are estimated to be approximately $164,000, all of which will be borne by the Acquired Fund.

Vote Required

Approval of the Reorganization by the Stockholders of the Acquired Fund requires the affirmative vote of a majority of all the votes entitled to be cast by the Stockholders of the Acquired Fund on the matter. Abstentions and broker non-votes are not considered votes "FOR" or "AGAINST" the Reorganization at the Meeting and will not be counted as votes cast. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization.

If the Reorganization is not approved by Stockholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

For a discussion of the Acquiring Fund's performance information, see "Fund Summary—Emerging Markets Portfolio—Performance Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Stockholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and Stockholders as a result of the Reorganization;

2.  the substantially similar investment objectives, principal investment strategies and risks of the Acquired Fund and the Acquiring Fund;

3.  the continuity of the portfolio management teams;

4.  the asset base of the Acquiring Fund as compared to the Acquired Fund;

5.  the Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund;

6.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

7.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the expected scale and larger asset base of the Combined Fund;

8.  the expected expense savings for Stockholders of both the Acquired Fund and Acquiring Fund as the net effective advisory fee rate and the net total expense ratio are expected to be reduced as a result of the Reorganization;

9.  that there is no assurance that the advisory fee waiver and/or expense reimbursement arrangement for Class I shares of the Acquiring Fund will continue and therefore the total expense ratio of the Combined Fund may be higher in the future;

10.  that there is expected to be 45% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund's assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities;

11.  the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;

12.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which is estimated to be approximately $164,000, all of which will be borne by the Acquired Fund;

13.  the expected tax-free nature of the Reorganization; and

14.  the opportunity for Stockholders of the Acquired Fund to capture the value of the discount between market price and NAV of the shares, if any, at the time of the Reorganization and to have daily liquidity at NAV.

The Board and MSIM discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline such offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance. The Board and MSIM discussed the expense cap on Class I shares of the Acquiring Fund, the 2% redemption fee and the waiver of minimum investment amounts applicable to the Acquiring Fund for Stockholders of the Acquired Fund in connection with the Reorganization.

The Board further noted that the Acquiring Fund's advisory fee rate will be lower than the Acquired Fund's advisory fee rate and the total annual operating expenses of the Combined Fund are projected to be lower than the total annual operating expenses of the Acquired Fund as a result of the Reorganization. The Board discussed with MSIM the foreseeable short- and long-term effects of the Reorganization on the Acquired Fund and its Stockholders, including the possibility that the Acquiring Fund may experience increased redemptions in the period of time that follows the closing of the Reorganization and that, if this were to occur, it would decrease the anticipated net asset size of the Combined Fund.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Stockholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and that Stockholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Stockholders approve the Reorganization.

If Stockholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be dissolved as a Maryland corporation; and (iv) the issued and outstanding Common Shares of the Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of Common Shares of the Acquired Fund, acquired by the Acquiring Fund, by the NAV per share of Class I shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Common Shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Common Share Stockholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Stockholder of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Stockholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by October 4, 2019, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. The Acquired Fund shall be dissolved as a Maryland corporation following the distribution of the Acquiring Fund Shares to Stockholders of record of the Acquired Fund, and without further notice the outstanding Common Shares of the Acquired Fund will be redeemed and canceled.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to exchange their Common Shares of the Acquired Fund for shares of the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders.

Stockholders of the Acquired Fund will continue to be able to trade their Common Shares of the Acquired Fund on the NYSE until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold Common Shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Stockholder or to Stockholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions and facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Stockholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its Stockholders any undistributed income and gains (including any gains relating to sales in connection with the expected 45% portfolio turnover in connection with the Reorganization) to the extent required to avoid entity level tax or as otherwise deemed desirable.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their stockholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of June 30, 2018 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MS Emerging Markets Fund, Inc. (Acquired Fund)	Common Shares	Total
Net Assets	$251,293,152	$251,293,152
Pro Forma Adjustments†	$(164,000)	$(164,000)
Net Asset minus Pro Forma Adjustments	$251,129,152	$251,129,152
Shares Outstanding	13,580,475	13,580,475
Net Asset Value Per Share	$18.49	$—

MSIF Emerging Markets (Acquiring Fund)	Class I	Class A	Class L	Class C	Class IS	Class IR	Total
Net Assets	$289,362,503	$21,249,964	$231,318	$798,300	$970,063,414	$9,675	$1,281,715,174
Shares Outstanding	11,411,404	861,132	9,538	33,192	38,233,986	381	50,549,633
Net Asset Value Per Share	$25.36	$24.68	$24.25	$24.05	$25.37	$25.38	$—

Pro Forma Combined Fund (MSIF Emerging Markets)	Class I	Class A	Class L	Class C	Class IS	Class IR	Total
Net Assets	$540,491,655	$21,249,964	$231,318	$798,300	$970,063,414	$9,675	$1,532,844,326
Shares Outstanding	11,411,404	861,132	9,538	33,192	38,233,986	381	50,549,633
Pro Forma Adjustments††	9,902,569	—	—	—	—	—	9,902,569
Shares Outstanding plus Pro Forma Adjustments	21,313,973	861,132	9,538	33,192	38,233,986	381	60,452,202
Net Asset Value Per Share	$25.36	$24.68	$24.25	$24.05	$25.37	$25.38	$—

†  Reflects the charge for estimated Reorganization expenses of $164,000 attributable to the Acquired Fund.

††  Reflects the Class I shares issued by the Acquiring Fund to account for the lesser net asset value per share of the Acquired Fund.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and a description of the investment strategies of the Acquired Fund and the Acquiring Fund are set forth below:

	MS Emerging Markets Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Investment Objective	• Seeks long-term capital appreciation through investments primarily in emerging country equity securities.	• Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
	• The Acquired Fund's investment objective is a fundamental policy and may not be changed by the Acquired Fund's Board of Directors without Stockholder approval.	• The Acquiring Fund's investment objective is a fundamental policy and may not be changed by the Company's Board of Directors without stockholder approval.

MS Emerging Markets Fund, Inc. (Acquired Fund)

Under normal conditions, at least 80% of the Fund's total assets are invested in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the Adviser and the Sub-Adviser believe have economic characteristics similar to emerging markets equity securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments.

The Adviser and Sub-Adviser analyze and assess the investment outlook for the various emerging countries in which the Fund is considering an investment. Based on this assessment, the Adviser and/or Sub-Adviser allocate the Fund's assets among the various emerging countries. In determining the desired allocations, the Adviser and Sub-Adviser evaluate, among other things, an emerging country's prospects for economic and corporate earnings growth, the direction of government policies, capital resources and political stability.

MSIF Emerging Markets (Acquiring Fund)

The Adviser and Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser's and Sub-Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

The Adviser's and Sub-Adviser's global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund's benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental policies are similar. The Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

The differences in the investment restrictions adopted by the Funds as fundamental policies are discussed below:

1.  The Acquiring Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. In addition, the Acquiring Fund will not purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate. The Acquired Fund will not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

2.  The Acquiring Fund will not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time. The Acquired Fund will not make loans, except through repurchase agreements to the extent permitted under applicable law.

3.  The Acquiring Fund will not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. In addition, the Acquiring Fund will not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Acquired Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its assets. The Fund may pledge its assets to secure such borrowings.

4.  The Acquiring Fund will not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities. The Acquired Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.  The Acquiring Fund will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Acquired Fund will not invest 25% or more of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Acquired Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer.

The following fundamental investment restriction only applies to the Acquiring Fund:

1.  The Acquiring Fund will not write or acquire options or interests in oil, gas or other mineral exploration or development programs.

The following fundamental investment restrictions only apply to the Acquired Fund:

1.  The Acquired Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

2.  The Acquired Fund will not make short sales of securities or maintain a short position (except that the Acquired Fund may maintain short positions in foreign currency contracts, options and futures contracts).

3.  The Acquired Fund will not make any investment for the purpose of exercising control or management.

The following non-fundamental investment restrictions only apply to the Acquiring Fund:

1.  The Acquiring Fund will not purchase on margin or sell short except (i) that the Acquiring Fund may enter into option transactions and futures contracts as described in its Prospectus; and (ii) as otherwise specified in its fundamental investment limitations.

2.  The Acquiring Fund will not make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in its Prospectus) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

3.  The Acquiring Fund will not borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Acquiring Fund's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets.

4.  The Acquiring Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary—Emerging Markets Portfolio," "Details of the Funds—Emerging Markets Portfolio" and "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Company History" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Additional financial information about the Acquired Fund is available in its Annual Report to Stockholders for the fiscal year ended December 31, 2017.

Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders

The Acquiring Fund is organized as a separate portfolio of common stock of the Company, a Maryland corporation that is governed by its Charter and Bylaws, each as may be amended from time to time, and Maryland law. The Acquired Fund is organized as a Maryland corporation and is governed by its Charter and Bylaws, each as may be amended from time to time, and Maryland law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquiring Fund, has authorized the issuance of a specific number of shares of stock, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or the number of shares of stock of any class which the Company has the authority to issue. The Company's organizational documents allow the Board of Directors to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter nor the Bylaws, as may be amended from time to time, of the Company and the Acquired Fund, as applicable, contain specific provisions regarding the personal liability of stockholders. However, under the Maryland General Corporation Law, stockholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a stockholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the stockholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the stockholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the stockholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

The Acquired Fund holds annual meetings as required by the rules of the NYSE. Under Maryland law and the Acquired Fund's Bylaws, the Acquired Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Acquired Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Acquired Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Acquired Fund's Bylaws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months. The Acquiring Fund is not required, and the Acquiring Fund does not anticipate, holding annual meetings of its Stockholders. The Bylaws of the Acquiring Fund set forth certain mechanics whereby stockholders can call a special meeting of the Acquiring Fund.

Stockholders of each Fund generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Company or Acquired Fund, as applicable, or deemed desirable by the respective Board of Directors.

The business of each Fund is supervised by the respective Board of such corporation. The Board of the Acquired Fund consists of the same members as the Board of the Company. For the Acquiring Fund, Director vacancies generally may be filled by approval of a majority of the Directors then in office subject to provisions of the 1940 Act. The term of a Director lasts until the election of such person's successor, or until such person's earlier resignation, removal or death. The Bylaws of the Company provide that the Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present. The Directors of the Acquired Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, Directors of the Acquired Fund may be removed from office only with cause and any such removal may be made only by the affirmative vote of a majority of the votes entitled to be cast by the Acquired Fund's Stockholders. Further, the affirmative vote of a majority of the Acquired Fund's outstanding shares is required to amend, alter or repeal the provisions of the Acquired Fund's Charter. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board more difficult than if such provisions were not in place.

The foregoing is only a summary of certain differences between the Acquiring Fund and the Acquired Fund under applicable law and their organizational documents. It is not intended to be a complete list of differences and relevant provisions and Stockholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and stockholders may obtain copies of such documents as described herein.

Financial Information

For additional financial information about the Acquiring Fund, see "Financial Highlights—Emerging Markets Portfolio" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For additional financial information about the Acquired Fund, see "Financial Highlights" in the Acquired Fund's Annual Report for the fiscal year ended December 31, 2017.

Stockholder Proposals

The Acquiring Fund is not required and does not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a stockholders' meeting, rules promulgated by each Fund's Bylaws and the Commission require that, among other things, a stockholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Directors, MSIM and the Distributor of the Acquiring Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Company" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information.

For information about the Board of Directors and Officers of the Acquired Fund, see "Director and Officer Information" in the Acquired Fund's Annual Report for the fiscal year ended December 31, 2017.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The Acquired Fund is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share. Common Shares of the Acquired Fund, when issued in exchange for consideration therefor, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each Common Share has one vote per share on all matters to be voted upon by Stockholders. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore. In the event of liquidation, dissolution or winding up of the Acquired Fund, each Common Share is entitled to receive its proportion of the Acquired Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of such Fund may be entitled.

The Acquired Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Acquired Fund to redeem their Common Shares. The Acquired Fund, however, may repurchase Common Shares from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per Common Share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Acquired Fund may borrow to finance the repurchase of Common Shares. However, the payment of interest on such borrowings will increase the Acquired Fund's expenses and consequently reduce net income. In addition, the Acquired Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

The Acquired Fund's Common Shares trade in the open market at a price which is a function of several factors, including their NAV and yield. The common shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAVs. There can be no assurance that it will be possible for investors to resell Common Shares of the Acquired Fund at or above the price at which Common Shares are offered by its Prospectus or that the market price of the Acquired Fund's Common Shares will equal or exceed NAV. Since the Acquired Fund may repurchase its Common Shares at prices below their NAV or make a tender offer for its Common Shares, the NAV of those Common Shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining Common Shares cannot be predicted.

Trading History and Share Price Data

The Acquired Fund's Common Shares are listed and traded on the NYSE. The following table shows the high and low closing prices on the NYSE per Common Share of the Acquired Fund, the high and low NAV per share and the discount or premium to NAV represented by the quotation for each quarter since March 2016.

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2016	$13.25	$11.36	$14.94	$12.48	(13.29)%	(8.33)%
June 30, 2016	$13.76	$12.56	$15.38	$14.27	(12.66)%	(10.34)%
September 30, 2016	$14.86	$13.08	$16.74	$14.95	(12.78)%	(11.12)%
December 31, 2016	$14.76	$12.69	$16.73	$14.67	(14.09)%	(10.40)%
March 31, 2017	$14.81	$13.29	$17.02	$15.22	(13.77)%	(11.68)%
June 30, 2017	$16.43	$14.91	$18.33	$16.86	(12.36)%	(9.92)%
September 30, 2017	$17.58	$16.09	$19.91	$18.07	(12.73)%	(10.09)%
December 31, 2017	$17.98	$17.11	$20.39	$19.43	(13.41)%	(9.60)%
March 31, 2018	$19.85	$18.03	$22.43	$20.16	(13.12)%	(9.64)%
June 30, 2018	$18.34	$15.75	$20.79	$18.18	(13.86)%	(10.86)%
September 30, 2018	$16.79	$15.21	$19.16	$17.48	(14.36)%	(11.91)%

(1)  As reported by Bloomberg.

Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Acquired Fund's Common Shares have also traded at a discount in recent times.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "General Information" and "Taxes" in the Company's Statement of Additional Information and the discussions herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Notes to Financial Statements—Dividends and Distributions to Stockholders" and "Dividend Reinvestment and Cash Purchase Plan" in the Acquired Fund's Annual Report and the discussions herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares," "—Exchange Privilege" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding Common Shares of the Acquired Fund as of the Record Date. This information is based on publicly available Schedule 13G and 13D disclosures filed with the Commission.

Stockholder	Percentage of Outstanding Shares
City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	24.90%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	13.99%
Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	6.49%
Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	5.32%

As of November 6, 2018, the Directors and officers of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Acquired Fund.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of common stock of the Acquiring Fund as of the Record Date:

Stockholder	Percentage of Outstanding Shares
Class I
National Financial Services 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310	32.47%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.72%
Mac & Co. 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	15.06%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	10.43%
US Bank NA P.O. Box 1787 Milwaukee, WI 53201	7.27%

Stockholder	Percentage of Outstanding Shares
Class A
National Financial Services 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310	75.38%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.66%
Guardian Ins. & Annuity Co. Inc. 6255 Sterners Way Bethlehem, PA 18017	7.58%
Class L
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.95%
Class C
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	93.29%
Class IS
The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	44.58%
State Street Bank & Trust Co. 1200 Crown Colony Dr. Quincy, MA 02169	42.09%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	8.76%

As of November 6, 2018, the Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Acquiring Fund.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2017, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. The financial statements for the Acquiring Fund and the Acquired Fund, each for the six-month period ended June 30, 2018, have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus form a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to certain matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Fund, dated April 30, 2018, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Acquired Fund's Annual Report for its fiscal year ended December 31, 2017 and the Acquired Fund's Semi-Annual Report for the six-month period ended June 30, 2018; and (iii) the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2017 and the Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2018.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournments or postponements thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

November 14, 2018

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of October 4, 2018, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of the Emerging Markets Portfolio ("Acquiring Fund"), and MORGAN STANLEY EMERGING MARKETS FUND, INC., a Maryland corporation ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of Class I shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  Acquired Fund will on or before the Closing Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: Class I shares of Acquiring Fund will be distributed to holders of shares of common stock of Acquired Fund. Such distribution will be accomplished by an instruction, signed by an officer of Acquired Fund, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be dissolved as a Maryland corporation and terminated under federal law following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state "blue sky" laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by

Acquired Fund, as well as Acquired Fund's then current Prospectus, as supplemented, and Acquired Fund's Statement of Additional Information, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Company's valuation procedures as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by DST Asset Manager Solutions, Inc. ("DST"), or any acquiring successor thereof, in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause DST to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon in writing (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, Acquired Fund shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, the Company, on behalf of Acquiring Fund, shall issue and deliver to such officer a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, Acquired Fund and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). Acquired Fund will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Fund, and Acquired Fund agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  Acquired Fund will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective Prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Fund, and Acquired Fund covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  Acquired Fund shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Acquired Fund's Treasurer, on behalf of the Acquired Fund, and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state "blue sky" and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

  (a)  Acquiring Fund is a portfolio of common stock of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Charter or Bylaws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with GAAP, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2017, there has been no change by the Company in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  Acquired Fund represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

  (a)  Acquired Fund is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Charter or Bylaws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Fund will, on or prior to the Closing Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  Acquired Fund shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  The Company is a validly existing Maryland corporation and has the power to own all of its properties and assets and to conduct business as described in its Charter, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares has been duly authorized by all necessary corporate action on the part of the Company, and when such Acquiring Fund Shares are issued and delivered by the Company as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued, fully paid and non-assessable, and the issuance of the Acquiring Fund Shares by the Company will not be subject to any preemptive or similar rights arising under the Company's Charter or Bylaws, each as amended, or under the Maryland General Corporation Law (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or Bylaws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's distribution and/or shareholder services plans from those described in Acquiring Fund's Prospectus dated April 30, 2018, as may be supplemented, and the Company's Statement of Additional Information dated April 30, 2018, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3.  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4.  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Maryland corporation and has the power to own all of its properties and assets and to conduct business as described in its Charter, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) Acquired Fund is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund's Charter or Bylaws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Company's Charter, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund's Charter, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state "blue sky" and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  Acquired Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's (i) investment company taxable income (computed without regard to any deduction for dividends paid), (ii) net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) and (iii) net tax-exempt income, if any, for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

The Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $164,000. The expenses borne by the Acquired Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $1,250,480.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Acquired Fund and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before October 4, 2019; or

  (c)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring

Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquiring Fund, or the directors or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquiring Fund and signed by authorized officers of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquired Fund and signed by authorized officers of Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY EMERGING MARKETS FUND, INC.,
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of common stock of the Emerging Markets Portfolio (the “Acquiring Fund”), a portfolio of common stock of Morgan Stanley Institutional Fund, Inc. (the “Company”), to be issued pursuant to an Agreement and Plan of Reorganization, dated October 4, 2018, between the Company, on behalf of the Acquiring Fund, and Morgan Stanley Emerging Markets Fund, Inc. (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund and the dissolution of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a Stockholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated November 14, 2018.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).  Please retain this document for future reference.

The date of this SAI is November 14, 2018.

Table of Contents

Page
Introduction	B-2
Additional Information About the Acquiring Fund	B-2
Financial Statements	B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated November 14, 2018 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Stockholders in connection with the solicitation of proxies by the Board of Directors of the Acquired Fund, to be voted at the Special Meeting of Stockholders of the Acquired Fund to be held on January 7, 2019.  The Company’s Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time (the “Company’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “General Information—Company History” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “Investment Policies and Strategies” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Disclosure of Portfolio Holdings” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see “Management of the Company” and “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Management of the Company—Code of Ethics” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory and Other Services—Portfolio Managers” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Practices” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value, see “Purchase and Redemption of Shares” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Stockholders, see “General Information—Dividends and Capital Gains Distributions” and “Taxes” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” and “Distribution and Shareholder Services Plans” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Information” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

1.              The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Stockholders for the most recently completed fiscal. Each Fund’s most recent financial statements (unaudited) are set forth in each Fund’s Semi-Annual Report for the six-month period ended June 30, 2018. A copy of each report is incorporated herein by reference.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017 and Semi-Annual Report for the six-month period ended June 30, 2018 accompany the Proxy Statement and Prospectus.

2.              Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of June 30, 2018, as though the Reorganization occurred as of that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2018, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2018 and the unaudited pro forma condensed Portfolio of Investments as of June 30, 2018.  These statements have been derived from the books and records utilized in calculating the daily net asset values for each Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Following the Reorganization, the Acquiring Fund will be the accounting survivor.

All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 45% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund’s assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

As a result of the Reorganization, Stockholders of the Acquired Fund will be subject to a lower contractual advisory fee schedule and are expected to experience a lower net total expense ratio as a result of economies of scale (due to increased net assets and therefore reduced other expenses) and the advisory fee waiver and/or expense reimbursement arrangement currently in place for Class I shares of the Acquiring Fund. The fee waiver and/or expense reimbursement arrangement for Class I shares of the Acquiring Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate. There is no assurance that the advisory fee waiver and/or expense reimbursement will continue and therefore the total expense ratios of the Combined Fund may be higher in the future.

The Acquiring Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its stockholders.

As of December 31, 2017, the Acquiring Fund and the Acquired Fund had approximately $33,443,000 and $15,065,000, respectively, in capital loss carry forwards, which are not subject to expiration. Based on data as of October 31, 2018 and estimates of current year-to-date capital gains, it is anticipated that no capital loss carry forwards in either Fund will be available for use in 2019, when the Reorganization is anticipated to close, as all current capital loss carry forwards will offset anticipated net accrued capital gains for 2018. The foregoing information includes estimated tax figures that are subject to change due to changes in market valuations and portfolio holdings of the Funds ahead of the Reorganization date.

The Acquired Fund will bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of the Reorganization Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $164,000. The expenses borne by the Acquired Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $1,250,480.

Pro Forma Combined Condensed Statements of Assets and Liabilities

As of  June 30, 2018 (Unaudited)

	MS Emerging Markets Fund, Inc (000)	MSIF Emerging Markets (000)		Adjustments (000)		Pro Forma Combined Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (1) (Cost $1,214,841)	$238,660	$1,221,394		$—		$1,460,054
Investment in Security of Affiliated Issuer, at Value (Cost $90,514)	16,342	74,172		—		90,514
Total Investments in Securities, at Value (Cost $1,305,355)	255,002	1,295,566		—		1,550,568
Foreign Currency, at Value (Cost $219)	115	100		—		215
Dividends Receivable	827	4,350		—		5,177
Receivable for Fund Shares Sold	—	1,011		—		1,011
Tax Reclaim Receivable	53	197		—		250
Receivable for Investments Sold	37	186		—		223
Receivable from Affiliate	16	81		—		97
Receivable from Securities Lending Income	3	11		—		14
Other Assets	48	167		—		215
Total Assets	256,101	1,301,669		—		1,557,770

Liabilities:
Collateral on Securities Loaned, at Value	3,993	16,016		—		20,009
Payable for Advisory Fees	270	2,661		—		2,931
Payable for Custodian Fees	172	257		—		429
Payable for Investments Purchased	28	145		—		173
Payable for Repurchase of Shares/ Fund Shares Redeemed	219	216		—		435
Deferred Capital Gain Country Tax	35	164		—		199
Payable for Professional Fees	24	62		—		86
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	20	103		—		123
Payable for Directors’ Fees and Expenses	—	108		—		108
Payable for Administration Fees	7	88		—		95
Payable for Sub Transfer Agency Fees — Class I	—	50		—		50
Payable for Sub Transfer Agency Fees — Class A	—	4		—		4
Payable for Sub Transfer Agency Fees — Class L	—	—	@	—		—	@
Payable for Stockholder Servicing Agent Fees	1	—		—		1
Payable for Transfer Agency Fees — Class I	—	5		—		5
Payable for Transfer Agency Fees — Class A	—	2		—		2
Payable for Transfer Agency Fees — Class L	—	—	@	—		—	@
Payable for Transfer Agency Fees — Class C	—	1		—		1
Payable for Transfer Agency Fees — Class IS	—	1		—		1
Shareholder Services Fees — Class A	—	5		—		5
Payable for Distribution and Shareholder Services Fees — Class L	—	—	@	—		—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	1		—		1
Payable for Reorganization Expense	—	—		164	(a)	164
Other Liabilities	39	65		—		104
Total Liabilities	4,808	19,954		164		24,926
Net Assets	$251,293	$1,281,715		$(164)		$1,532,844

Net Assets Consist Of:
Paid-in-Capital	$200,864	$1,049,892		—		$1,250,756
Accumulated Undistributed Net Investment Income	746	7,962		(164	)(a)	8,544
Accumulated Undistributed Net Realized Gain	(282)	27,543		—		27,261
Unrealized Appreciation (Depreciation) on:
Investments (Net of $199 of Deferred Capital Gain Country Tax)	49,994	196,484		—		246,478
Foreign Currency Forward Exchange Contracts	(20)	(103)		—		(123)
Foreign Currency Translation	(9)	(63)		—		(72)
Net Assets	$251,293	$1,281,715		$(164)		$1,532,844

COMMON SHARES/ CLASS I:
Net Assets	$251,293	$289,363		$(164	)(b)	$540,492
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)	13,580,475	11,411,404		(3,677,906	)(c)	21,313,973
Net Asset Value, Offering and Redemption Price Per Share	$18.50	$25.36				$25.36

CLASS A:
Net Assets		$21,250				$21,250
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		861,132				861,132
Net Asset Value, Redemption Price Per Share		$24.68				$24.68

Maximum Sales Load		5.25%				5.25%
Maximum Sales Charge		$1.37				$1.37
Maximum Offering Price Per Share		$26.05				$26.05

CLASS L:
Net Assets		$231				$231
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		9,538				9,538
Net Asset Value, Offering and Redemption Price Per Share		$24.25				$24.25

CLASS C:
Net Assets		$798				$798
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		33,192				33,192
Net Asset Value, Offering and Redemption Price Per Share		$24.05				$24.05

CLASS IS:
Net Assets		$970,063				$970,063
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		38,233,986				38,233,986
Net Asset Value, Offering and Redemption Price Per Share		$25.37				$25.37

CLASS IR:
Net Assets		$10				$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		381				381
Net Asset Value, Offering and Redemption Price Per Share		$25.38				$25.38

(1) Including:
Securities on Loan, at Value:	$3,906	$16,944				$20,850

@ — Amount is less than $500.

(a) - Adjustment due to Reorganization Expense.

(b) - Adjustment to net assets due to the Reorganization.

(c) - Adjustment to the shares outstanding due to the Reorganization.

Pro Forma Combined Condensed Statements of Operations

For the twelve month period ended June 30, 2018 (Unaudited)

	MS Emerging Markets Fund, Inc (000)	MSIF Emerging Markets (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,499 of Foreign Taxes Withheld)	$4,646	$22,920	$—		$27,566
Dividends from Security of Affiliated Issuer	74	555	—		629
Income from Securities Loaned - Net	27	122	—		149
Total Investment Income	4,747	23,597	—		28,344

Expenses:
Advisory Fees	3,484	10,658	(1,533	)(a)	12,609
Administration Fees	224	1,104	—		1,328
Custodian Fees	397	959	(195	)(b)	1,161
Professional Fees	138	174	(138	)(c)	174
Sub Transfer Agency Fees — Class I	—	319	267	(d)	586
Sub Transfer Agency Fees — Class A	—	34	—		34
Sub Transfer Agency Fees — Class L	—	— @	—		— @
Sub Transfer Agency Fees — Class C	—	— @	—		— @
Stockholder/ Shareholder Reporting Fees	36	57	(23	)(e)	70
Registration Fees	—	83	—		83
Shareholder Services Fees — Class A	—	60	—		60
Distribution and Shareholder Services Fees — Class L	—	2	—		2
Distribution and Shareholder Services Fees — Class C	—	8	—		8
Stockholder Servicing Agent Fees	9	—	(9	)(f)	—
Transfer Agency Fees — Class I	—	13	12	(g)	25
Transfer Agency Fees — Class A	—	6	—		6
Transfer Agency Fees — Class L	—	2	—		2
Transfer Agency Fees — Class C	—	2	—		2
Transfer Agency Fees — Class IS	—	2	—		2
Transfer Agency Fees — Class IR	—	— @	—		— @
Directors’ Fees and Expenses	10	36	—		46
Pricing Fees	10	11	(10	)(h)	11
Other Expenses	52	95	(54	)(i)	93
Total Expenses	4,360	13,625	(1,683)		16,302
Waiver of Administration Fees	(132)	—	132	(j)	—
Waiver of Advisory Fees	—	(245)	245	(k)	—
Rebate from Morgan Stanley Affiliate	(9)	(69)	(6	)(l)	(84)
Reimbursement of Class Specific Expenses — Class L	—	(2)	—		(2)
Reimbursement of Class Specific Expenses — Class C	—	(1)	—		(1)
Reimbursement of Class Specific Expenses — Class IS	—	(1)	1	(m)	—
Reimbursement of Class Specific Expenses — Class IR	—	—	—	@(m)	— @
Net Expenses	4,219	13,307	(1,311)		16,215
Net Investment Income	528	10,290	1,311		12,129

Realized Gain (Loss):
Investments Sold (Net of $926 of Capital Gain Country Tax)	18,878	84,683	—		103,561
Foreign Currency Forward Exchange Contracts	—	—	—		—
Foreign Currency Translation	(68)	(562)	—		(630)
Net Realized Gain	18,810	84,121	—		102,931

Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $1,018)	(14,074)	(76,078)	—		(90,152)
Foreign Currency Forward Exchange Contracts	(20)	(103)	—		(123)
Foreign Currency Translation	(2)	(17)	—		(19)
Net Change in Unrealized Appreciation (Depreciation)	(14,096)	(76,198)	—		(90,294)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,714	7,923	—		12,637
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,242	$18,213	$1,311		$24,766

Notes to Pro Forma Combined Financial Statements

@ — Amount is less than $500.

(a)-Reflects the Advisory fees assessed at the contractual rate of MSIF Emerging Markets Portfolio.

(b)-Reflects the adjustment to Custody expenses due to the Reorganization.

(c)-Reflects the elimination of MS Emerging Markets Fund, Inc.’s Audit and Legal fees.

(d)-Reflects the adjustment to Sub Transfer Agency Fees due to the Reorganization.

(e)-Reflects the adjustment to Shareholder Reporting Fees due to the Reorganization.

(f)-Reflects the elimination of MS Emerging Markets Fund, Inc.’s Stockholder Servicing Agent Fees

(g)-Reflects the adjustment to Transfer Agency Fees due to the Reorganization.

(h)-Reflects the elimination of MS Emerging Market Inc.’s Pricing Fees due to the Reorganization.

(i)-Reflects the reduction of Other Expenses including the elimination of the NYSE Fees from MS Emerging Markets Fund, Inc.

(j)-Reflects the elimination of Administration Fee waiver due to the Reorganization.

(k)-Reflects the waiver of Advisory fees due to the Reorganization.

(l)-Reflects Affiliated Rebate consistent with MSIF Emerging Markets Portfolio.

(m)-Reflects the Reimbursement of Class Specific Expenses due to the Reorganization.

Portfolio of Investments†

as of June 30, 2018 (unaudited)

	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Adjustments	Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Common Stocks (95.2%)
Argentina (0.4%)
Grupo Financiero Galicia SA ADR	27,820	138,099	165,919	$918	$4,554	$—	$5,472

Austria (0.8%)
Erste Group Bank AG (a)	45,654	235,428	281,082	1,906	9,829	—	11,735

Brazil (4.8%)
B3 SA — Brasil Bolsa Balcao	356,442	1,818,213	2,174,655	1,881	9,594	—	11,475
Banco Bradesco SA (Preference) (a)	452,254	2,265,008	2,717,262	3,139	15,720	—	18,859
Itau Unibanco Holding SA (Preference)	354,600	1,791,226	2,145,826	3,691	18,644	—	22,335
Petroleo Brasileiro SA	315,013	1,656,724	1,971,737	1,578	8,301	—	9,879
Petroleo Brasileiro SA (Preference)	424,821	2,149,066	2,573,887	1,884	9,532	—	11,416
				12,173	61,791	—	73,964
Chile (1.7%)
Banco Santander Chile	15,133,350	96,498,482	111,631,832	1,185	7,555	—	8,740
Banco Santander Chile ADR	9,488	44,029	53,517	298	1,384	—	1,682
SACI Falabella	287,229	1,481,918	1,769,147	2,632	13,581	—	16,213
				4,115	22,520	—	26,635
China (26.1%)
AAC Technologies Holdings, Inc. (b)	55,500	284,500	340,000	782	4,007	—	4,789
Alibaba Group Holding Ltd. ADR (a)	46,782	239,626	286,408	8,680	44,458	—	53,138
Baidu, Inc. ADR (a)	2,400	12,600	15,000	583	3,062	—	3,645
Bank of China Ltd. H Shares (b)	10,402,000	53,295,000	63,697,000	5,158	26,425	—	31,583
Brilliance China Automotive Holdings Ltd. (b)	470,000	2,352,000	2,822,000	848	4,245	—	5,093
China Construction Bank Corp. H Shares (b)	7,659,810	39,244,750	46,904,560	7,078	36,265	—	43,343
China Mengniu Dairy Co., Ltd. (a)(b)	628,000	3,216,000	3,844,000	2,129	10,904	—	13,033
China Mobile Ltd. (b)	127,000	652,500	779,500	1,128	5,797	—	6,925
China Overseas Land & Investment Ltd. (b)	342,000	1,720,000	2,062,000	1,127	5,667	—	6,794
China Pacific Insurance Group Co., Ltd. H Shares (b)	716,400	3,671,000	4,387,400	2,771	14,201	—	16,972
China Resources Land Ltd. (b)	178,000	946,000	1,124,000	600	3,189	—	3,789
China Unicom Hong Kong Ltd. (b)	806,000	4,136,000	4,942,000	1,007	5,166	—	6,173
CSPC Pharmaceutical Group Ltd. (b)	842,000	4,310,000	5,152,000	2,544	13,020	—	15,564
JD.com, Inc. ADR (a)	29,584	151,530	181,114	1,152	5,902	—	7,054
Kweichow Moutai Co., Ltd., Class A	4,197	21,487	25,684	463	2,372	—	2,835
New Oriental Education & Technology Group, Inc. ADR	20,860	106,949	127,809	1,975	10,124	—	12,099
PetroChina Co., Ltd. H Shares (b)	1,892,000	9,690,000	11,582,000	1,440	7,373	—	8,813
Shenzhou International Group Holdings Ltd. (b)	211,000	1,082,000	1,293,000	2,605	13,357	—	15,962
Sino Biopharmaceutical Ltd. (b)	1,504,000	7,708,000	9,212,000	2,308	11,829	—	14,137
Sinopharm Group Co., Ltd. H Shares (b)	112,400	574,400	686,800	452	2,310	—	2,762
Sogou, Inc. ADR (a)(c)	67,722	353,723	421,445	774	4,043	—	4,817
TAL Education Group ADR (a)	28,942	146,798	175,740	1,065	5,402	—	6,467
Tencent Holdings Ltd. (b)	373,500	1,913,900	2,287,400	18,747	96,066	—	114,813
				65,416	335,184	—	400,600
Egypt (0.7%)
Commercial International Bank Egypt SAE	360,740	1,800,921	2,161,661	1,706	8,516	—	10,222

	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Adjustments	Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Germany (0.9%)
Adidas AG	9,936	50,820	60,756	2,169	11,095	—	13,264

Hong Kong (1.1%)
Samsonite International SA (a)	804,600	4,070,100	4,874,700	2,846	14,396	—	17,242

Hungary (1.2%)
OTP Bank Nyrt	80,924	408,396	489,320	2,930	14,786	—	17,716

India (8.2%)
Ashok Leyland Ltd.	1,448,221	7,493,700	8,941,921	2,659	13,759	—	16,418
Eicher Motors Ltd.	3,352	17,163	20,515	1,399	7,162	—	8,561
HDFC Bank Ltd. ADR	14,300	73,500	87,800	1,502	7,719	—	9,221
ICICI Bank Ltd.	262,357	1,312,734	1,575,091	1,055	5,277	—	6,332
ICICI Bank Ltd. ADR	91,200	457,800	549,000	732	3,676	—	4,408
IndusInd Bank Ltd.	96,919	499,995	596,914	2,733	14,100	—	16,833
Marico Ltd.	646,746	3,302,074	3,948,820	3,131	15,984	—	19,115
Maruti Suzuki India Ltd.	22,998	117,769	140,767	2,962	15,170	—	18,132
Shree Cement Ltd.	8,348	43,082	51,430	1,895	9,781	—	11,676
Zee Entertainment Enterprises Ltd.	305,668	1,579,024	1,884,692	2,427	12,536	—	14,963
				20,495	105,164	—	125,659
Indonesia (3.9%)
Astra International Tbk PT	4,067,600	21,453,600	25,521,200	1,873	9,881	—	11,754
Bank Mandiri Persero Tbk PT	3,332,400	17,184,600	20,517,000	1,593	8,215	—	9,808
Bumi Serpong Damai Tbk PT	9,025,100	46,765,100	55,790,200	986	5,107	—	6,093
Semen Indonesia Persero Tbk PT	2,890,600	15,245,700	18,136,300	1,437	7,580	—	9,017
Telekomunikasi Indonesia Persero Tbk PT	7,389,900	37,170,700	44,560,600	1,934	9,727	—	11,661
Unilever Indonesia Tbk PT	598,400	3,156,300	3,754,700	1,925	10,154	—	12,079
				9,748	50,664	—	60,412
Korea, Republic of (7.8%)
CJ Corp.	4,939	25,152	30,091	629	3,205	—	3,834
Coway Co., Ltd.	15,360	78,812	94,172	1,194	6,124	—	7,318
Hanssem Co., Ltd. (c)	6,616	33,707	40,323	623	3,176	—	3,799
Hugel, Inc. (a)	2,157	11,095	13,252	933	4,799	—	5,732
Hyundai Motor Co.	13,263	66,812	80,075	1,494	7,523	—	9,017
KB Financial Group, Inc.	17,980	92,446	110,426	852	4,380	—	5,232
Korea Electric Power Corp.	41,205	210,624	251,829	1,183	6,047	—	7,230
NAVER Corp.	2,783	14,233	17,016	1,905	9,744	—	11,649
Samsung Electronics Co., Ltd.	192,217	988,428	1,180,645	8,046	41,373	—	49,419
Samsung Electronics Co., Ltd. (Preference)	53,461	274,914	328,375	1,806	9,287	—	11,093
Shinhan Financial Group Co., Ltd.	22,961	118,059	141,020	892	4,587	—	5,479
				19,557	100,245	—	119,802
Malaysia (5.1%)
Gamuda Bhd	608,000	3,133,000	3,741,000	492	2,536	—	3,028
Genting Malaysia Bhd	2,258,500	11,705,700	13,964,200	2,728	14,141	—	16,869
IHH Healthcare Bhd	2,170,200	11,248,400	13,418,600	3,277	16,986	—	20,263
Malayan Banking Bhd	933,458	4,697,929	5,631,387	2,080	10,467	—	12,547
Malaysia Airports Holdings Bhd	914,200	4,814,500	5,728,700	1,991	10,489	—	12,480
Sime Darby Plantation Bhd	1,207,100	6,357,200	7,564,300	1,593	8,388	—	9,981
Sime Darby Property Bhd	1,207,100	6,357,200	7,564,300	359	1,889	—	2,248
				12,520	64,896	—	77,416

	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Adjustments	Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Mexico (5.5%)
Alsea SAB de CV	517,789	2,625,623	3,143,412	1,784	9,045	—	10,829
America Movil SAB de CV, Class L ADR	147,844	756,692	904,536	2,463	12,606	—	15,069
Fomento Economico Mexicano SAB de CV ADR	32,267	161,904	194,171	2,833	14,214	—	17,047
Grupo Financiero Banorte SAB de CV Series O	661,073	3,409,050	4,070,123	3,887	20,046	—	23,933
Wal-Mart de Mexico SAB de CV	1,069,658	5,474,721	6,544,379	2,823	14,450	—	17,273
				13,790	70,361	—	84,151
Pakistan (0.4%)
United Bank Ltd.	746,000	3,528,900	4,274,900	1,035	4,895	—	5,930

Peru (0.9%)
Credicorp Ltd.	10,049	51,419	61,468	2,262	11,575	—	13,837

Philippines (2.8%)
Ayala Corp.	66,940	348,945	415,885	1,154	6,015	—	7,169
Ayala Land, Inc.	1,411,000	7,355,100	8,766,100	1,002	5,223	—	6,225
Metropolitan Bank & Trust Co.	2,098,252	10,053,743	12,151,995	2,886	13,828	—	16,714
SM Investments Corp.	134,593	690,330	824,923	2,207	11,319	—	13,526
				7,249	36,385	—	43,634
Poland (4.5%)
Bank Zachodni WBK SA	21,694	110,785	132,479	1,932	9,867	—	11,799
CCC SA	29,745	148,866	178,611	1,644	8,227	—	9,871
Jeronimo Martins SGPS SA	134,139	691,915	826,054	1,938	9,995	—	11,933
LPP SA	800	3,987	4,787	1,812	9,032	—	10,844
Powszechna Kasa Oszczednosci Bank Polski SA (a)	264,948	1,337,409	1,602,357	2,616	13,207	—	15,823
Powszechny Zaklad Ubezpieczen SA	139,975	706,718	846,693	1,457	7,355	—	8,812
				11,399	57,683	—	69,082
Russia (4.9%)
LUKOIL PJSC ADR	43,687	223,042	266,729	2,987	15,252	—	18,239
MMC Norilsk Nickel PJSC ADR	115,088	552,388	667,476	2,066	9,915	—	11,981
MMC Norilsk Nickel PJSC ADR (c)	—	26,330	26,330	—	475	—	475
Sberbank of Russia PJSC ADR	248,513	1,247,774	1,496,287	3,587	18,009	—	21,596
X5 Retail Group N.V. GDR	73,918	374,125	448,043	1,958	9,907	—	11,865
Yandex N.V., Class A (a)	54,183	271,178	325,361	1,945	9,735	—	11,680
				12,543	63,293	—	75,836
South Africa (5.8%)
AVI Ltd.	311,201	1,587,263	1,898,464	2,455	12,520	—	14,975
Bidvest Group Ltd. (The)	133,190	679,388	812,578	1,913	9,757	—	11,670
Capitec Bank Holdings Ltd. (c)	29,923	148,645	178,568	1,894	9,406	—	11,300
Clicks Group Ltd. (c)	128,107	653,404	781,511	1,835	9,361	—	11,196
Imperial Holdings Ltd.	111,263	567,493	678,756	1,589	8,104	—	9,693
Naspers Ltd., Class N	3,921	19,998	23,919	996	5,081	—	6,077
Reunert Ltd.	176,107	909,424	1,085,531	1,030	5,322	—	6,352
Sanlam Ltd.	420,767	2,146,099	2,566,866	2,149	10,962	—	13,111
Tiger Brands Ltd. (c)	33,937	173,100	207,037	820	4,182	—	5,002
				14,681	74,695	—	89,376

	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Adjustments		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	(000)		Value (000)
Taiwan (7.7%)
ASE Technology Holding Co., Ltd.	376,458	1,945,626	2,322,084	884	4,569	—		5,453
CTBC Financial Holding Co., Ltd.	821,000	4,229,000	5,050,000	591	3,045	—		3,636
Hon Hai Precision Industry Co., Ltd.	249,405	1,273,700	1,523,105	681	3,476	—		4,157
Largan Precision Co., Ltd.	16,000	80,000	96,000	2,356	11,781	—		14,137
MediaTek, Inc.	146,000	750,000	896,000	1,437	7,380	—		8,817
Nanya Technology Corp.	510,000	2,588,000	3,098,000	1,392	7,062	—		8,454
Nien Made Enterprise Co., Ltd.	156,000	810,000	966,000	1,333	6,921	—		8,254
President Chain Store Corp.	101,000	526,000	627,000	1,144	5,961	—		7,105
Taiwan Semiconductor Manufacturing Co., Ltd.	1,321,455	6,854,205	8,175,660	9,384	48,672	—		58,056
				19,202	98,867	—		118,069

Total Common Stocks (Cost $1,214,841)				238,660	1,221,394	—		1,460,054
Short-Term Investments (5.9%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $20,009)	3,993,499	16,015,790	20,009,289	3,993	16,016	—		20,009

Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $70,505)	12,349,248	58,156,091	70,505,339	12,349	58,156	—		70,505
Total Short-Term Investments (Cost $90,514)				16,342	74,172	—		90,514
Total Investments (101.1%) (Cost $1,305,355) Including $20,850 of Securities Loaned (d)				255,002	1,295,566	—		1,550,568
Liabilities in Excess of Other Assets (–1.1%)				(3,709)	(13,851)	(164	)(e)	(17,724)
Net Assets (100.0%)				$251,293	$1,281,715	$(164)		$1,532,844

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

† All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 45% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund’s assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2018.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(e)  Reorganization Expenses of approximately $164,000 allocated to MS Emerging Markets Fund, Inc. on the basis of expected cost savings as a result of the Reorganization.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

PJSC — Public Joint Stock Company.

Foreign Currency Forward Exchange Contracts:

The Funds had the following foreign currency forward exchange contracts open at June 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
MS Emerging Markets Fund, Inc.
State Street Bank and Trust Co.	HKD	303,640	$38,726	9/13/18	$(20)

MSIF Emerging Markets
State Street Bank and Trust Co.	HKD	1,553,928	$198,187	9/13/18	$(103)

Pro Forma Combined Portfolio
State Street Bank and Trust Co.	HKD	1,857,568	$236,913	9/13/18	$(123)

HKD — Hong Kong Dollar

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	MS Emerging Markets Fund, Inc. (000)	MSIF Emerging Markets (000)	Pro Forma Combined Portfolio (000)
Aggregate gross unrealized appreciation	$61,663	$266,131	$327,794
Aggregate gross unrealized depreciation	(13,118)	(69,586)	(82,704)
Net unrealized appreciation (depreciation)	$48,545	$196,545	$245,090

Federal income tax cost of investments	$206,437	$1,098,918	$1,305,355

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Fair Value Measurement:

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018:

Portfolios	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio
Investments in Securities (Level 1) (000)	$255,002	$1,295,566	$1,550,568
Investments in Securities (Level 2) (000)	(20)	(103)	(123)
Investments in Securities (Level 3) (000)	—	—	—
Total for Investments in Securities (000)	$254,982	$1,295,463	$1,550,445

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $1,092,623,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue, 3rd Floor, Room 3B New York, NY 10036 on January 7, 2019

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 7, 2019

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on November 6, 2018 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue 3rd Floor, Room 3B, New York, NY 10036, on January 7, 2019 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MSE_30271_101118

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on January 7, 2019.

The Proxy Statement and other materials for this meeting are available at:  https://www.proxy-direct.com/mor-30271

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

Proposal	THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

	FOR	AGAINST	ABSTAIN
1.

To approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated October 4, 2018, between Morgan Stanley Emerging Markets Fund, Inc. (the “Acquired Fund”) and Morgan Stanley Institutional Fund, Inc., on behalf of the Emerging Markets Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the “Reorganization”). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization.

	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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MORGAN STANLEY EMERGING MARKETS FUND, INC. SPECIAL MEETING FOR HOLDERS AS OF 11/6/18 TO BE HELD ON 1/7/19 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet:      www.proxyvote.com

Vote by Phone:        1-800-454-8683

Vote by Mail:             Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E53089-S77388

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Notice and Proxy Statement

				PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

1.              To approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated October 4, 2018, between Morgan Stanley Emerging Markets Fund, Inc. (the “Acquired Fund”) and Morgan Stanley Institutional Fund, Inc., on behalf of the Emerging Markets Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the “Reorganization”). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization.

					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this voting instruction form will be voted “FOR” the Proposal.

		Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date